Other current assets	12 Months Ended
Dec. 31, 2020
Subclassifications of assets, liabilities and equities [abstract]
Other current assets	Other current assets

(in KUSD)	December 31, 2020	December 31, 2019
VAT receivable, net	453	471
Withholding tax receivable	991	626
Prepaid insurance	2,852	—
Prepaid compensation	1,488	—
Prepaid expenses - other	3,815	4,215
UK R&D expenditure credit receivable	1,246	891
Other	410	852
	11,255	7,055
The increase of USD 4.2 million in other current assets is primarily due to an increase in prepaid insurance relating to Director and Officer insurance and prepaid compensation in the form of employment sign-on bonuses associated with the increase in headcount in 2020. For further information regarding the UK R&D Credit Scheme, please refer to note 8, “Other income and expense”.
The maturity of other current assets is less than one year. The Company considers the counterparty risk as low. The Company believes the carrying amount of the aforementioned receivables is considered to approximate their fair value.